Exhibit 10.158
FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This First Amendment to Fourth Amended and Restated Credit Agreement (the “Amendment”) is made as of February 13, 2014 (the “Effective Date”), by and among GLIMCHER PROPERTIES LIMITED PARTNERSHIP (“Borrower”), KEYBANK NATIONAL ASSOCIATION, as “Administrative Agent,” and such of the lenders (“Lenders”) party to the Loan Agreement (defined below) constituting the Required Lenders under the Loan Agreement, and, solely for the purpose of agreeing to the terms and conditions of Section 5 below, GLIMCHER REALTY TRUST and GLIMCHER PROPERTIES CORPORATION (the “Parent Entities”), and the undersigned Subsidiary Guarantors.
R E C I T A L S
A.    Borrower, Administrative Agent, the Lenders executing this Amendment and certain other Lenders have entered into that certain Fourth Amended and Restated Credit Agreement dated as of February 20, 2013 (as it may be further amended, the “Loan Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.
B.    Borrower has requested that Administrative Agent and Lenders agree to amend the Loan Agreement as provided herein.
NOW, THEREFORE, with reference to the foregoing Recitals, all of which are incorporated herein by this reference, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS
1.Amendments to Defined Terms. The following Definitions from Article I of the Loan Agreement are modified as follows:
A.    The defined term "Aggregate Commitment" is hereby deleted and replaced with the following:
"“Aggregate Commitment” means, as of any date, the aggregate of the then-current Commitments of all the Lenders, which, as of the Agreement Effective Date, equals $300,000,000 as such amount may be increased or decreased hereafter in accordance with Section 2.24."
B.    The defined term "Capitalization Rate" is hereby deleted and replaced with the following:
"“Capitalization Rate” means, as of any date (A) seven percent (7.0%) with respect to Projects which have tenant sales from reporting tenants of less than $500 per gross leaseable area square foot and (B) six and one-half percent (6.5%) with respect to Projects which have tenant sales from reporting tenants of $500 or greater per gross leaseable area square foot, in each case as established by tenant sales for the most recent calendar year shown on the operating statements delivered to the Administrative Agent pursuant to Section 6.1(b) hereof."
C.    The defined term "Eligible Unencumbered Pool Property" is hereby deleted and replaced with the following:
"“Eligible Unencumbered Pool Property” means any Project which, as of any date of determination, (a) is a completed Project operated as a retail or mixed use Project; (b) is wholly owned by Borrower or a Subsidiary Guarantor, in fee simple or under the terms of a Financeable Ground Lease; (c) is located in the United States; (d) is free of all structural defects or major architectural deficiencies, title defects, environmental conditions or other adverse matters except for defects, deficiencies, conditions or other matters individually or collectively which are not material to the profitable operation of such Project, subject to the Administrative Agent’s approval, in its sole discretion; (e) with respect to which (i) none of the Borrower's direct or indirect ownership interest in such Subsidiary is subject to any Lien other than Permitted Liens set forth in clauses (i) through (iv) of Section 6.14 or to any Negative Pledge (other than the Negative Pledges created pursuant to this Agreement) and (ii) the Borrower directly, or indirectly through a Subsidiary, controls such Project and the applicable Subsidiary Guarantor and has the right to take the following actions without the need to obtain the consent of any Person: (x) to sell, transfer or otherwise dispose of such Project and (y) finance, mortgage and otherwise create a Lien on such Project as security for Indebtedness of the Borrower or such Subsidiary Guarantor, as applicable; and (f) with respect to any Eligible Unencumbered Pool Property added after the Initial Unencumbered Pool Properties, has at least eighty percent (80%) of its gross leaseable area physically occupied as of the date it is added to the Unencumbered Pool Properties."
D.    The defined term “Initial Facility Termination Date” is hereby deleted and replaced with the following:
"“Initial Facility Termination Date” means February 12, 2018."
E.    The defined term “LIBOR Base Rate” is hereby deleted and replaced with the following:
"“LIBOR Base Rate” means, the average rate (rounded upwards to the nearest 1/16th) as shown in Reuters Screen LIBOR01 Page (or any successor service, or if such Person no longer reports such rate as determined by the Administrative Agent, by another commercially available source providing such quotations approved by the Administrative Agent) at which deposits in U.S. dollars are offered by first class banks in the London Interbank Market at approximately 11:00 a.m. (London time) on the day that is two (2) Business Days prior to the first day of such LIBOR Interest Period, and having a maturity equal to such LIBOR Interest Period and in an amount approximately equal to the amount to which such Interest Period relates, adjusted for reserves and taxes if required by future regulations in accordance with Article III hereof."

F.    The defined term “Maximum Unencumbered Pool Supported Amount” is hereby deleted and replaced with the following:
"“Maximum Unencumbered Pool Supported Amount” means the greatest Allocated Facility Amount that would not cause either (A) the Unencumbered Pool Debt Service Coverage Ratio to be (i) less than 1.45 to 1.00 at any time prior to September 30, 2014, or (ii) less than 1.50 to 1.00 on September 30, 2014 or at any time thereafter, or (B) the Unencumbered Pool Leverage Ratio to exceed (i) 62.5% during any period of time prior to September 30, 2014, or (ii) 60% on September 30, 2014 or at any time thereafter."
G.    The defined term “Secured Indebtedness” is hereby deleted and replaced with the following:
"“Secured Indebtedness” means any Indebtedness which is secured by a Lien on a Project, any ownership interests in any Person or any other assets. Notwithstanding the foregoing, Secured Indebtedness shall not include Recourse Indebtedness that is secured solely by ownership interests in another Person that owns a Project which is encumbered by a mortgage securing Indebtedness and such Recourse Indebtedness shall instead be included in Unsecured Indebtedness."
H.    The defined term “Unencumbered Pool Debt Service” is hereby deleted and replaced with the following:
"“Unencumbered Pool Debt Service” means, an imputed annual amount of principal and interest that would be due on the sum of (i) the then‑current Allocated Facility Amount plus (ii) then-current aggregate outstanding principal balance of any other Unsecured Indebtedness of the Consolidated Group, if such sum were a fully amortizing loan with equal monthly payments of principal and interest over a period of thirty (30) years at a per annum interest rate equal to the greater of (a) 6.50% and (b) the sum of (1) the then current yield on obligations of the United States Treasury having the closest maturity date to the tenth (10th) anniversary of such date of calculation, and (2) 2.50%."
I.    The defined term “Unencumbered Pool LTV Amount” is hereby deleted and replaced with the following:
"“Unencumbered Pool LTV Amount” means, as of any date, an amount equal to the Advance Rate times the then current Unencumbered Pool Value, less the then-current aggregate outstanding principal balance of Unsecured Indebtedness of the Consolidated Group."
J.    The defined term “Unencumbered Pool Value” is hereby deleted and replaced with the following:
"“Unencumbered Pool Value” means, as of any date, (i) for those Unencumbered Pool Properties which are outparcel Projects specifically identified on Exhibit H attached hereto, at the value ascribed to each such Unencumbered Pool Property on the most recent Appraisal of each such Unencumbered Pool Property, to the extent such Unencumbered Pool Property is still occupied by tenants under similar lease terms to those in effect as of the date of said Appraisal, and (ii) for all other Unencumbered Pool Properties, the Adjusted Unencumbered

Pool NOI divided in the case of each Unencumbered Pool Property by the Capitalization Rate in effect for such Unencumbered Pool Property as of the last day of the most recent fiscal quarter of Borrower for which financial results have been reported, provided that to the extent that the aggregate amount contributed to Unencumbered Pool Value on account of Unencumbered Pool Properties owned under Financeable Ground Leases would exceed fifteen percent (15%) of the total Unencumbered Pool Value, then any such excess shall be excluded."
K.    The defined term “Unused Fee Percentage” is hereby deleted and replaced with the following:
"“Unused Fee Percentage” means, with respect to any day during a calendar quarter, (i) one-quarter of one percent (0.25%) per annum if the average of the excess of the Aggregate Commitment over the Allocated Facility Amount, during the applicable calendar quarter, is less than fifty percent (50%) of the Aggregate Commitment or (ii) fifteen one-hundredths of one percent (.15%) if the average of the excess of the Aggregate Commitment over the Allocated Facility Amount is equal to or greater than fifty percent (50%) of the Aggregate Commitment."
L.    The defined term “Note” is hereby amended to replace the reference to “Exhibit J” and to substitute “Exhibit I” in its place.
M.    The defined term “Parent Guaranty” is hereby amended to replace the reference to “Exhibit K” and to substitute “Exhibit J” in its place.
N.    Amendment to Section 2.24. Section 2.24 is hereby amended to replace the reference to “Exhibit L” and to substitute “Exhibit K” in its place.
2.    Deleted Defined Terms. The following defined terms set forth in Article 1 of the Loan Agreement are hereby deleted in their entirety from the Loan Agreement:
A.    “Secured Line of Credit Agreement”; and
B.    "Secured Line of Credit Facility".
3.    Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
A.    Extension of Facility Termination Date. Section 2.22 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"2.22    Extension of Facility Termination Date. The Borrower shall have the option to extend the Facility Termination Date for a period of one (1) additional year to February 12, 2019, upon satisfaction of the following conditions precedent:
a)    The Borrower shall provide Administrative Agent with written notice of the Borrower’s intent to exercise such extension option not more than one hundred eighty (180) and not less than sixty (60) days prior to the Initial Facility Termination Date;
b)    As of the date of the Borrower’s delivery of notice of its intent to exercise such extension option, and as of the Initial Facility Termination Date, no Default or Unmatured Default shall have occurred and be continuing and the Borrower shall so certify in writing; and
c)    On or before the Initial Facility Termination Date, the Borrower shall pay to Administrative Agent for the ratable benefit of the Lenders an extension fee for the extension so exercised in an amount equal to fifteen one-hundredths of one percent (0.15%) of the Aggregate Commitment to be effective as of the first day of such extension."
B.    Termination or Increase in Aggregate Commitment. Any and all references to "$400,000,000" in Section 2.24 of the Loan Agreement are hereby deleted and replaced with "$500,000,000".
C.    Changes in Capital Adequacy Regulations. The first sentence of Section 3.2 of the Loan Agreement is hereby deleted and replaced with the following:
"3.2.    Changes in Capital Adequacy Regulations. If a Lender in good faith determines the amount of capital and liquidity required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change (as hereinafter defined), then, within 15 days of demand by such Lender, which shall include a description of the nature of the Change and the method used by such Lender to determine the amount of such increase, Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender in good faith determines is attributable to this Agreement, its outstanding credit exposure hereunder or its obligation to make Loans hereunder (after taking into account such Lender’s policies as to capital adequacy)."
D.    Financial Statements; Material Adverse Effect. Section 5.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
"5.4.    Financial Statements; Material Adverse Effect. All consolidated financial statements of the Loan Parties heretofore or hereafter delivered to the Lenders were prepared in accordance with GAAP in effect on the preparation date of such statements and fairly present in all material respects the consolidated financial condition and operations of the Loan Parties at such date and the consolidated results of their operations for the period then ended, subject, in the case of interim financial statements, to normal and customary year-end adjustments. From the preparation date of the most recent financial statements delivered to the Lenders, there was no change in the business, properties, or condition (financial or otherwise) of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect."

E.    Financial Reporting. Section 6.1(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"(b)    Upon (i) the request of Administrative Agent or any Lender, and (ii) as soon as available, but in any event not later than 45 days after the close of each fiscal quarter, for the owners of the Unencumbered Pool Properties, rent rolls and operating statements for each of the Unencumbered Pool Properties, all in form and substance reasonably satisfactory to the Administrative Agent, all certified by an Authorized Officer of the Borrower, plus, not later than 90 days after the close of each fiscal year, an annual budget for each of the Unencumbered Pool Properties and operating statements for all of the Projects, which shall include the tenant sales amount per square foot for those tenants that report sales for each Project (if applicable) for such preceding fiscal year;"
F.    Indebtedness and Cash Flow Covenants. Section 6.18 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"6.18    Indebtedness and Cash Flow Covenants. The Borrower shall not permit:
(a)    The sum of (A) any Recourse Indebtedness of the Glimcher Group other than the Recourse Indebtedness created under this Agreement plus (B) the Glimcher Percentage of any Recourse Indebtedness of the other members of the Consolidated Group to be greater than ten percent (10%) of Total Asset Value at any time;
(b)    That portion of Consolidated Outstanding Indebtedness which is Secured Indebtedness to be greater than fifty-five percent (55%) of Total Asset Value; provided, however, Borrower shall have a one (1) time right to increase such percentage to fifty-seven and one-half percent (57.5%) on written notice to the Administrative Agent provided that such increase shall expire immediately following the last day of the fiscal quarter immediately following the fiscal quarter in which such notice is given;
(c)    [Intentionally Omitted];
(d)    Adjusted Annual EBITDA to be less than 1.75 times Consolidated Interest Expense at any time;
(e)    Adjusted Annual EBITDA to be less than 1.50 times Fixed Charges at any time; or
(f)    The Leverage Ratio as of the last day of any fiscal quarter to be more than sixty percent (60%) for any fiscal quarter of Borrower ending after the Agreement Effective Date."

G.    Permitted Investments. The provisions of Section 6.20 of the Loan Agreement are amended as follows:
1.    Section 6.20(iii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
"(iii)    The Glimcher Group’s aggregate Investment in Joint Venture Projects (valued at the greater of the cash investment in that entity by the Glimcher Group or the portion of Total Asset Value attributable to such entity or its assets as the case may be) shall not at any time exceed twenty percent (20%) of Total Asset Value."
2.    The last grammatical paragraph of Section 6.20 of the Loan Agreement is deleted and replaced with the following:
"The aggregate of the Glimcher Group Investment and the Glimcher Percentage of the Investment by Joint Ventures in the above items (i)-(iv), in the aggregate and after eliminating any duplication of Investments included in more than one of such items, shall not at any time exceed thirty percent (30%) of Total Asset Value."
H.    Unencumbered Pool Size. Section 6.21 of the Loan Agreement is deleted in its entirety and replaced with the following:
"6.21.    Unencumbered Pool Size. Borrower shall at all times maintain (i) not less than five (5) Unencumbered Pool Properties each of which complies with all of the requirements for qualifications as an Eligible Unencumbered Pool Property and (ii) Unencumbered Pool Properties with an aggregate Unencumbered Pool Value of not less than $200,000,000."
I.    Secured Line of Credit Facility Repayment Covenant. Section 6.24 of the Loan Agreement is hereby deleted in its entirety.
4.    Assignments. The following shall be added at the of Section 12.3(a):
"Notwithstanding anything contained herein to the contrary and for the avoidance of doubt, in no event may a Lender assign or transfer all or any portion of its rights and obligations under the Loan Documents to a natural person."
5.    Exhibits and Schedules. The Exhibits and Schedules to the Loan Agreement are hereby amended as follows:
A.    Exhibit G-1 to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit G attached hereto.
B.    Exhibit G-2 to the Loan Agreement is hereby deleted in its entirety.

C.    Exhibit H to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit H attached hereto.
D.    Schedule 5.7 to the Loan Agreement is hereby deleted in its entirety and replaced with Schedule 5.7 attached hereto.
6.    No Defaults; Representations and Warranties; No Offsets. Borrower hereby represents and warrants that, as of the Effective Date, (i) there exist no Default or Unmatured Default, (ii) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects as of such date and (iii) Borrower has no offsets or claims against any of the Lenders.
7.    Guarantor. (a) the Parent Entities and the Subsidiary Guarantors consent to the terms and conditions of this Amendment; (b) the Parent Entities reaffirm the Parent Guaranty and confirm and agree that, notwithstanding this Amendment and consummation of the transactions contemplated thereby, the Parent Guaranty and all of the Parent Entities’ covenants, obligations, agreements, waivers, and liabilities set forth in the Parent Guaranty continue in full force and effect in accordance with its terms, modified only to the extent specifically set forth in this Amendment; and (c) each Subsidiary Guarantor reaffirms its respective Subsidiary Guaranty and confirms and agrees that, notwithstanding this Amendment and consummation of the transactions contemplated hereby, each respective Subsidiary Guaranty and all of each respective Subsidiary Guarantor’s covenants, obligations, agreements, waivers and liabilities set forth in each respective Subsidiary Guaranty continue in full force and effect in accordance with their respective terms, modified only to the extent specifically set forth in this Amendment.
8.    Full Force and Effect. Except as amended hereby, the terms and provisions of the Loan Agreement and the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Lenders’ rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and waiver of jury trial provisions contained in the Loan Documents.
9.    References to Loan Documents; Capitalized Terms. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.
10.    Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the Borrower and the Lenders and their respective heirs, executors, administrators, successors and assigns.

11.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.
12.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

[Remainder of Page Left Intentionally Blank.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first written above.
BORROWER:
GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership
By:     Glimcher Properties Corporation, its sole     general partner
By: /s/ Mark E. Yale
Name: Mark E. Yale
Title: Executive Vice President,
Chief Financial Officer and Treasurer

180 East Broad Street
Columbus, OH 43215
Attention: Richard Burkhart
Phone: 614-887-5889
Facsimile: 614-621-2326
Email: rburkhart@glimcher.com

With a copy to:

180 East Broad Street
Columbus, OH 43215
Attention: George Schmidt, General Counsel
Phone: 614-887-5619
Facsimile: 614-621-8863
Email: gschmidt@glimcher.com

Signature Page

GUARANTOR (solely with respect to Section 5):

GLIMCHER REALTY TRUST
By: /s/ Mark E. Yale
Name:    Mark E. Yale
Title:    Executive Vice President, Chief Financial
    Officer and Treasurer
GLIMCHER PROPERTIES CORPORATION
By: /s/ Mark E. Yale
Name:    Mark E. Yale
Title:    Executive Vice President, Chief Financial
    Officer and Treasurer

Signature Page

SUBSIDIARY GUARANTORS:

MORGANTOWN COMMONS LIMITED PARTNERSHIP, an Ohio limited partnership

By:	Glimcher Morgantown Mall, Inc., a Delaware corporation, its sole general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title:    Executive Vice President, Chief
Financial Officer and Treasurer

MORGANTOWN MALL ASSOCIATES LIMITED PARTNERSHIP, an Ohio limited partnership

By:	Glimcher Morgantown Mall, Inc., a Delaware corporation, its sole general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title:    Executive Vice President, Chief
Financial Officer and Treasurer

Signature Page

SUBSIDIARY GUARANTORS:

GLIMCHER NORTHTOWN VENTURE, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title:    Executive Vice President,
            Chief Financial Officer and
Treasurer

Signature Page

SUBSIDIARY GUARANTORS:

CATALINA PARTNERS, L.P., a Delaware limited partnership

By:	Glimcher Colonial Park Mall, Inc., a
Delaware corporation, its general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title:    Executive Vice President, Chief Financial
Officer and Treasurer

GLIMCHER MALIBU, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title:    Executive Vice President,
Chief Financial Officer and
Treasurer

Signature Page

SUBSIDIARY GUARANTORS:

FAIRFIELD VILLAGE, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title:    Executive Vice President,
Chief Financial Officer and
Treasurer

GLIMCHER JG URBAN RENEWAL INC., a New Jersey corporation

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title:    Executive Vice President, Chief
Financial Officer and Treasurer

Signature Page

SUBSIDIARY GUARANTORS:

JERSEY GARDENS CENTER, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title:    Executive Vice President,
Chief Financial Officer and
Treasurer

RV BOULEVARD HOLDINGS, LLC, a Delaware limited liability company

By:	Glimcher Properties Limited Partnership, a Delaware limited partnership, its sole equity member

By:	Glimcher Properties Corporation, a Delaware corporation, its sole general partner

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title:    Executive Vice President,
Chief Financial Officer and
Treasurer

Signature Page

SUBSIDIARY GUARANTORS:

WEBERSTOWN MALL, LLC, a Delaware limited liability company

By:	Glimcher Weberstown, Inc., a Delaware corporation, its managing member

By: /s/ Mark E. Yale
Name: Mark E. Yale
Title:    Executive Vice President, Chief
Financial Officer and Treasurer

Signature Page

LENDERS:

COMMITMENT:	KEYBANK NATIONAL ASSOCIATION,
$41,500,000.00                Individually and as Administrative Agent
By: /s/ Kevin P. Murray
Print Name: Kevin P. Murray
Title: Senior Vice President
KeyBank National Association
1200 Abernathy Road NE, Suite 1550
Atlanta, GA 30328
Attention: Kevin P. Murray
Phone: 770-510-2168
Facsimile: 770-510-2195
Email: Kevin_P_Murray@KeyBank.com

Signature Page

LENDERS:

COMMITMENT:                BANK OF AMERICA, N.A.,
$41,500,000.00                Individually and as Co-Syndication Agent
By: /s/ Helen W. Chan
Name: Helen W. Chan
Title: Vice President

Bank of America, N.A.
Mail Code: CA5-704-06-37
315 Montgomery Street
San Francisco, CA 94104
Attention:    Helen W. Chan
Phone: 415-913-4698
Facsimile: 415-913-2356
Email: Helen.w.chan@baml.com

Signature Page

LENDERS:

COMMITMENT:                WELLS FARGO BANK, NATIONAL

$39,000,000.00	ASSOCIATION, Individually and as Co-Syndication Agent

By: /s/ Winita Lam
Name: Winita Lam
Title: Vice President

Wells Fargo Bank, N.A.
10 S. Wacker Drive, Suite 3200
Chicago, IL 60606
Attention:    Sam Supple
Phone: 312-269-4817
Facsimile: 312-0969
Email: sam.supple@wellsfargo.com

Signature Page

LENDERS:

COMMITMENT:                U.S. BANK NATIONAL ASSOCIATION,
$39,000,000.00                Individually and as Co-Documentation Agent
By: /s/ Anthony J. Mathena
Name: Anthony J. Mathena
Title: Vice President

U.S. Bank National Association
Commercial Real Estate
10 West Broad Street, 12th Floor
Columbus, OH 43215
Attention:    Anthony J. Mathena
Phone: 614-232-8013
Facsimile: 614-232-8033
Email: Anthony.Mathena@usbank.com

Signature Page

LENDERS:

COMMITMENT:                THE HUNTINGTON NATIONAL BANK,
$35,000,000.00                Individually and as Co-Documentation Agent
By: /s/ Marla S. Bergrin
Name: Marla S. Bergrin
Title: Vice President

The Huntington National Bank
200 Public Square-CM17
Cleveland, OH 44114
Attention:    Stacia P. Yerico
Assistant Vice President
Phone: 216-515-6101
Facsimile: 877-674-6710
Email: Stacia.yerico@Huntington.com

Signature Page

LENDERS:

COMMITMENT:                PNC BANK, NATIONAL ASSOCIATION,
$39,000,000.00                Individually and as Co-Documentation Agent
By: /s/ Michael Martin
Name: Michael Martin
Title: Executive Vice President

PNC Bank, National Association
155 East Broad Street
Columbus, OH 43215
Attention:    Michael Martin
Executive Vice President
Phone: 614-463-6704
Facsimile: 614-463-8058
Email: m.martin@pnc.com

Signature Page

LENDERS:

COMMITMENT:    RAYMOND JAMES BANK, N.A.
$10,000,000.00

By: /s/ James Armstrong
Name: James Armstrong
Title: SVP

Raymond James Bank, N.A.
710 Carillon Parkway
St. Petersburg, FL 33716
Attention: James Armstrong
Phone: 727-567-7919
Facsimile: 866-205-1396
Email: James.Armstrong@RaymondJames.com

Signature Page

LENDERS:

COMMITMENT:    GOLDMAN SACHS BANK USA
$10,000,000.00

By: /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Goldman Sachs & Co.
30 Hudson Street, 5th Floor
Jersey City, NJ 07302
Attention: Michelle Latzoni
Phone: 212-934-3921
Facsimile: 917-977-3966
Email: gsd.link@gs.com

Signature Page

LENDERS:

COMMITMENT:    FIFTH THIRD BANK
$25,000,000.00

By: /s/ Eric Riedinger
Name: Eric Riedinger
Title: Vice President

Fifth Third Bank
21 East State Street, 7th Floor
Columbus, OH 43221
Attention: Eric Riedinger
Phone: 614-744-7663
Facsimile: 614-744-1797
Email: eric.riedinger@53.com

Signature Page

LENDERS:

COMMITMENT:    SUNTRUST BANK
$20,000,000.00

By: /s/ Daniel J. Maples
Name: Daniel J. Maples
Title: Senior Vice President

SunTrust Bank
303 Peachtree N.E. Suite 2901
Atlanta, Georgia 30308
Attention: Michael Kauffmann
Phone: 404-813-2304
Facsimile: 703-448-4972
Email: Michael.L.Kauffmann@suntrust.com

Signature Page

EXHIBIT G
APPLICABLE MARGINS
The interest due hereunder with respect to the Advances shall vary from time to time and shall be determined by reference to the Type of Advance and the then‑current Leverage Ratio. Any such change in the Applicable Margin shall be made on the fifth (5th) day subsequent to the date on which the Administrative Agent receives a compliance certificate pursuant to Section 6.1(v) with respect to the preceding fiscal quarter of Borrower, provided that the Administrative Agent does not object to the information provided in such certificate. Such changes shall be given prospective effect only, and no recalculation shall be done with respect to interest or Facility Letter of Credit Fees accrued prior to the date of such change in the Applicable Margin. If any such compliance certificate shall later be determined to be incorrect and as a result a higher Applicable Margin should have been in effect for any period, Borrower shall pay to the Administrative Agent for the benefit of the Lenders all additional interest and fees which would have accrued if the original compliance certificate had been correct, as shown on an invoice to be prepared by the Administrative Agent and delivered to Borrower, on the next Payment Date following delivery of such invoice. The per annum Applicable Margins that will be either added to the Alternate Base Rate to determine the Floating Rate or added to LIBOR Base Rate (as adjusted for any Reserve Requirement) to determine the LIBOR Rate for any LIBOR Interest Period shall be determined as follows:

Leverage Ratio	LIBOR Applicable Margin	ABR Applicable Margin
< 45%	1.40%	.40%
> 45%, < 50%	1.55%	.55%
> 50%, < 55%	1.75%	.75%
> 55%	2.00%	1.00%

EXHIBIT H
INITIAL LIST OF UNENCUMBERED POOL PROPERTIES

	Property Name	Address/Description	Owner Name - Subsidiary Guarantor	Outlot Parcel?
1.	Morgantown Commons	Morgantown, WV 26501 Community Shopping Center	Morgantown Commons Limited Partnership	No
2.	Morgantown Mall	9500 Mall Road Morgantown, WV 26501 Enclosed Regional Mall	Morgantown Mall Associates Limited Partnership	No
3.	Northtown Mall	398 Northtown Drive Blaine, MN 55434 Enclosed Regional Mall	Glimcher Northtown Venture, LLC	No
4.	Indian Mound Mall	771 South 30th Street Heath, OH 43056 Enclosed Regional Mall	Glimcher Properties Limited Partnership	No
5.	New Towne Mall	400 Mill Avenue SE New Philadelphia, OH 44663 Enclosed Regional Mall	Glimcher Properties Limited Partnership	No
6.	Ohio River Plaza	1 Upper River Road Gallipolis, OH 45631 Community Shopping Center	Glimcher Properties Limited Partnership	No
7.	Colonial Park	US Route 22 & Colonial Road Harrisburg, PA 17109 Enclosed Regional Mall	Catalina Partners, L.P.	No
8.	Malibu Lumber Yard	3939 Cross Creek Road Malibu, CA 90265 Open-Air Specialty Retail Center	Glimcher Malibu, LLC	No
9.	Fairfield Village Outparcel	Beavercreek, OH – Lot 5 J – 1.928 acres with Fox & Hound Restaurant and Lot 5K – 4.198 acres undeveloped land	Fairfield Village, LLC	Yes
10.	River Valley Blvd Outparcel	Lancaster, OH – 1.868 acres with 8.900 sf multi-tenant building	RV Boulevard Holdings, LLC	Yes
11.	Weberstown East Outparcel	Stockton, CA – 10.22 acres located opposite Weberstown Mall with 2 buildings	Weberstown Mall, LLC	Yes
12.	Jersey Garden Outparcel	Elizabeth, NJ – 2.14 acres with IHOP Restaurant	Jersey Gardens Center, LLC (leasehold owner) & Glimcher JG Urban Renewal Inc. (fee owner)	Yes

SCHEDULE 5.7
SUBSIDIARIES OF GLIMCHER PROPERTIES LIMITED PARTNERSHIP (“GPLP”)
A. Consolidated

•	Grand Central Limited Partnership, a Delaware limited partnership
99% by GPLP

•	Morgantown Mall Associates Limited Partnership, an Ohio limited partnership
99% by GPLP

•	Glimcher University Mall Limited Partnership, a Delaware limited partnership
99% by GPLP

•	Weberstown Mall, LLC, a Delaware limited liability company
99% by GPLP

•	WTM Glimcher, LLC, a Delaware limited liability company
100% by Weberstown Mall, LLC

•	Glimcher Northtown Venture, LLC, a Delaware limited liability company
100% by GPLP

•	Johnson City Venture LLC, a Delaware limited liability company
99% by GPLP

•	N.J. Metromall Urban Renewal, Inc., a New Jersey corporation
100% by GPLP

•	JG Elizabeth, LLC, a Delaware limited liability company
100% by GPLP

•	Glimcher JG Urban Renewal, Inc., a New Jersey corporation
100% by GPLP

•	Jersey Gardens Center, LLC, a Delaware limited liability company
100% by GPLP

•	Loyal Plaza Venture, L.P., a Delaware limited partnership
99% by GPLP

•	Glimcher Loyal Plaza Tenant, L.P., a Delaware limited partnership
99% by GPLP

•	Glimcher Supermall Venture LLC, a Delaware limited liability company
99% by GPLP

•	Dayton Mall Venture, LLC, a Delaware limited liability company
99% by GPLP

•	Colonial Park Mall Limited Partnership, a Delaware limited partnership
99.5% by GPLP

•	Catalina Partners LP, a Delaware limited partnership
99% by Colonial Park Mall Limited Partnership

•	Polaris Center, LLC a Delaware limited liability company
99% by GPLP

•	Glimcher Ashland Venture, LLC, a Delaware limited liability company
100% by GPLP

•	RVM Glimcher, LLC, a Delaware limited liability company
100% by GPLP

•	Fairfield Village, LLC, a Delaware limited liability company
100% by GPLP

•	GB Northtown, LLC, a Delaware limited liability company
100% by GPLP

•	MFC Beavercreek, LLC, a Delaware limited liability company
100% by GPLP

•	EM Columbus, LLC, a Delaware limited liability company
100% by GPLP

•	EM Columbus II, LLC, a Delaware limited liability company
100% by GPLP

•	Polaris Mall, LLC, a Delaware limited liability company
100% by GPLP

•	PFP Columbus, LLC, a Delaware limited liability company
100% by Polaris Mall, LLC

•	Mainstreet Maintenance, LLC, an Ohio limited liability company
100% by GPLP

•	Ohio Retail Security, LLC, an Ohio limited liability company
100% by GPLP

•	Glimcher Polaris, LLC, a Delaware limited liability company
100% by GPLP

•	Polaris Lifestyle Center, LLC, a Delaware limited liability company
100% by GPLP

•	Glimcher Surprise, LLC, a Delaware limited liability company
100% by GPLP

•	GPLP Surprise Venture, LLC, a Delaware limited liability company
100% by GPLP

•	Glimcher Kierland Crossing, LLC, a Delaware limited liability company
100% by GPLP

•	Glimcher Development Corporation, a Delaware corporation (non-qualified REIT subsidiary)100% by GPLP

•	Ohio Entertainment Corporation, a Delaware corporation
100% by Glimcher Development Corporation

•	Mason Park Center, Inc., a Delaware corporation
100% by Glimcher Development Corporation

•	Mason Park Center, LLC, a Delaware limited liability company
99% by Glimcher Development Corporation & 1% by Mason Park Center, Inc.

•	California Retail Security, Inc., an Ohio corporation
100% by Glimcher Development Corporation

•	SR 741, Inc., a Delaware corporation

100% by Glimcher Development Corporation

•	SR 741, LLC, a Delaware limited liability company
99% by Glimcher Development Corporation & 1% by SR 741, Inc.

•	GDC Retail, Inc. a Delaware corporation
100% by Glimcher Development Corporation

•	GDC Retail, LLC, a Delaware limited liability company
99% by Glimcher Development Corporation & 1% by GDC Retail, Inc.

•	Morgantown Commons Limited Partnership, a Delaware limited partnership
99% by GPLP

•	EM Columbus III, LLC, a Delaware limited liability company
100% by GPLP

•	RV Boulevard Holdings, LLC, a Delaware limited liability company
100% by GPLP

•	Glimcher Merritt Square, LLC, a Delaware limited liability company
100% by GPLP

•	Glimcher MS, LLC, a Delaware limited liability company
100% by GPLP

•	Glimcher Vero, LLC, a Delaware limited liability company
100% by GPLP

•	GRT WSP-LC Holdings, LLC, a Delaware limited liability company
100% by GPLP

•	LC Portland, LLC, a Delaware limited liability company
100% by GRT WSP-LC Holdings, LLC

•	Glimcher Westshore Holdings, LLC, a Delaware limited liability company
100% by GRT WSP-LC Holdings, LLC

•	Glimcher Westshore Mezz, LLC
100% by Glimcher Westshore Holdings, LLC

•	Glimcher Westshore, LLC, a Delaware limited liability company
100% by Glimcher Westshore Mezz, LLC

•	GRT Pearlridge, LLC, a Delaware limited liability company
100% by GPLP

•	BRE/Pearlridge Holdings, LLC, a Delaware limited liability company
100% by GRT Pearlridge, LLC

•	BRE Pearlridge Sub 1, LLC, a Delaware limited liability company
100% by BRE/Pearlridge Holdings, LLC

•	BRE Pearlridge Sub II, LLC, a Delaware limited liability company
100% by BRE/Pearlridge Sub I, LLC

•	BRE/Pearlridge, LLC, a Delaware limited liability company
100% by BRE/Pearlridge Sub II, LLC

•	PTC Columbus, LLC, a Delaware limited liability company
100% by Polaris Center, LLC

•	Glimcher MJC, LLC, a Delaware limited liability company
100% by Johnson City Venture, LLC

•	Grand Central Parkersburg, LLC, a Delaware limited liability company
100% by Grand Central Limited Partnership

•	SDQ Fee Holdings, LLC, a Delaware limited liability company
100% by GPLP

•	SDQ Fee, LLC, a Delaware limited liability company
100% SDQ Fee Holdings, LLC

•	SDQ III Fee, LLC, a Delaware limited liability company
100% by GPLP

•	Kierland Crossing, LLC, a Delaware limited liability company
100% by Glimcher Kierland Crossing, LLC

•	Heath Pylon Signs, LLC, a Delaware limited liability company
100% by Glimcher Development Corporation

•	ATC Glimcher, LLC, a Delaware limited liability company
100% by Glimcher Ashland Venture, LLC

•	Leawood TCP, LLC, a Delaware limited liability company
100% by GPLP

•	Dayton Mall II, LLC, a Delaware limited liability company
100% by Dayton Mall Venture, LLC

•	119 Leawood, LLC, a Delaware limited liability company
100% by GPLP

•	Glimcher Malibu, LLC, a Delaware limited liability company
100% by GPLP

•	Kahala Venture I, LLC, a Delaware limited liability company
100% by GPLP

•	PFP Glimcher, LLC, a Delaware limited liability company
100% by GPLP

•	UPV Glimcher, LP, a Delaware limited partnership
99.5% by GPLP

•	UPV Glimcher Corporation, a Delaware corporation
.5% by GPLP

•	PFP Columbus II, LLC, a Delaware limited liability company
100% by GPLP

•	AHC Ann Arbor, LLC, a Delaware limited liability company
100% by GPLP

•	RSW Washtenaw, LLC, a Delaware limited liability company
90% by GPLP

•	AHC Washtenaw, LLC, a Delaware limited liability company
100% by RSW Washtenaw, LLC

•	JG Elizabeth II, LLC, a Delaware limited liability company
100% by GPLP

•	SDQ III Residential, LLC, a Delaware limited liability company
100% by GPLP

•	OKC Glimcher Holdings, LLC, a Delaware limited liability company
100% by GPLP

•	Curve Triangle Plaza, LLC, a Delaware limited liability company
99% by OKC Glimcher Holdings, LLC

•	OKC Classen Curve, LLC
100% by Curve Triangle Plaza, LLC

•	OKC Classen Triangle, LLC
100% by Curve Triangle Plaza, LLC

•	OKD Kensington, LLC
100% by Curve Triangle Plaza, LLC

•	OKC SGS, LLC
100% by Curve Triangle Plaza, LLC

•	OKC-NHP, LLC
100% by Curve Triangle Plaza, LLC

•	SDQ III Retail, LLC, a Delaware limited liability company
100% by GPLP

B. Unconsolidated

•	Surprise Peripheral Venture, LLC, an Arizona limited liability company
50% by GPLP Surprise Venture, LLC

•	OG Retail Holding Co., LLC, a Delaware limited liability company
52% by GPLP

•	Puente Hills Mall, REIT, LLC, a Delaware limited liability company
100% by OG Retail Holding Co., LLC

•	Puente Hills Mall, LLC, a Delaware limited liability company
100% by Puente Hills Mall, REIT, LLC

•	Tulsa Promenade REIT, LLC, a Delaware limited liability company
100% by OG Retail Holding Co., LLC

•	Tulsa Promenade, LLC, a Delaware limited liability company
100% by Tulsa Promenade, REIT, LLC

•	Vero Beach Fountains, LLC, a Delaware limited liability company
50% by Glimcher Vero, LLC

•	Go Kahala, LLC, a Delaware limited liability company
50% by Kahala Venture I, LLC

•	Crescent-SDQ III Venture, LLC, a Delaware limited liability company
25% by SDQ III Residential, LLC